UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 30, 2007
COVANTA HOLDING CORPORATION
(Exact name of Registrant as Specified in Its Charter)

Delaware	1-6732	95-6021257
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Lane Road
Fairfield, New Jersey	07004
(Address of principal executive offices)	(Zip Code)
(973) 882-9000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     (a) On May 30, 2007, the Board of Directors of Covanta Holding Corporation (the “Company”) amended and restated Sections 5.1 and 5.3 of Article V of the Company’s Bylaws. The amendment to the Company’s Bylaws allows for the issuance of uncertificated shares through a direct registration system. The Board of Directors adopted this amendment in order to comply with New York Stock Exchange rules which will require securities listed on the exchange to be eligible for a direct registration system by January 2008.
     The amendment to the Company’s By-laws became effective May 30, 2007.
     The foregoing description of the amendments to the Company’s Bylaws is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is attached as Exhibit 3.1(ii) and incorporate herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Exhibit

3.1(ii)	Bylaws of the Company (as amended), as of May 30, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: May 30, 2007

COVANTA HOLDING CORPORATION (Registrant)
By:	/s/ Timothy J. Simpson
Name:	Timothy J. Simpson
Title:	Senior Vice President, General Counsel and Secretary

COVANTA HOLDING CORPORATION
EXHIBIT INDEX

Exhibit No.	Exhibit

3.1(ii)	By-laws of the Company (as amended), as of May 30, 2007